UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 30, 2021

CHESAPEAKE ENERGY CORPORATION
(Exact name of Registrant as specified in its Charter)
Oklahoma	1-13726		73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)		(IRS Employer Identification No.)
6100 North Western Avenue	Oklahoma City	OK	73118
(Address of principal executive offices)			(Zip Code)
	(405)	848-8000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CHK	The Nasdaq Stock Market LLC
Class A Warrants to purchase Common Stock	CHKEW	The Nasdaq Stock Market LLC
Class B Warrants to purchase Common Stock	CHKEZ	The Nasdaq Stock Market LLC
Class C Warrants to purchase Common Stock	CHKEL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 30, 2021, the Board of Directors (the “Board”) of Chesapeake Energy Corporation (the “Company”) announced the appointment Mohit Singh as the Company’s Executive Vice President and Chief Financial Officer, effective as of December 6, 2021. Since February 2015, Mr. Singh, age 44, served on the executive leadership team at BPX Energy, the United States onshore subsidiary of BP, in a variety of positions of increasing responsibility. Mr. Singh most recently served as BPX Energy’s Head of M&A, Corporate Land & Reserves beginning in September 2020 and previously served as Head of Business Development and Exploration and Senior Vice President North Business Unit. Prior to joining BPX Energy, Mr. Singh served as a Director of RBC Capital Markets – Richardson Barr from June 2013 through February 2015, as a Vice President and an Associate at Goldman Sachs – Global Natural Resources Investment Banking Division from June 2008 through May 2013, and in various business planning reservoir/research engineering roles at Shell Exploration and Production Company from September 2001 through April 2008. Mr. Singh holds an MBA from the University of Texas at Austin, a PhD in Chemical Engineering from the University of Houston, and a BTech in Chemical Engineering (with a minor in Environmental Engineering) from the Indian Institute of Technology.

In connection with Mr. Singh’s appointment as Executive Vice President and Chief Financial Officer of the Company, the Compensation Committee of the Board (the “Compensation Committee”), approved the following compensation terms:

•Base Salary. Mr. Singh will receive an initial annualized base salary of $525,000 (“Base Salary”).

•Bonus. Mr. Singh will be eligible for an annual cash bonus on the same basis as other executive officers under the Company’s then-current annual incentive plan, beginning in fiscal year 2022. Mr. Singh’s annual bonus opportunity payable at achievement of target and maximum levels will be 100% and 200%, respectively, of Base Salary.

•Annual Equity Compensation. Mr. Singh will be eligible for annual grants of equity-based incentive awards under the Company’s Long Term Incentive Plan beginning in March of 2022. For fiscal year 2022, Mr. Singh will receive equity incentive awards with an aggregate grant date target fair value of $2,050,000, consisting of $512,500 (25%) of restricted stock units (“RSUs”) and $1,537,500 (75%) of performance share units (“PSUs”), each vesting in three equal annual installments beginning on the first anniversary of the grant date, subject to Mr. Singh’s continued employment with the Company through the applicable vesting date, with the number of RSUs and PSUs to be based on the weighted average price of the Company’s common stock price over the 30 day period ending on the day prior to the grant date (the “30-day VWAP”). Mr. Singh’s PSUs will have a target value of $1,537,500, with a potential maximum value of $3,075,000. The terms and conditions of the RSUs and PSUs will otherwise be consistent with the equity incentive awards that are granted to other members of the Company’s senior management team.

•Signing Bonus and Inducement Equity Award. As an inducement for Mr. Singh to accept the Company’s offer of employment and in recognition of Mr. Singh’s unvested BPX Energy equity awards, which Mr. Singh forfeited to assume employment with the Company, Mr. Singh will receive: (i) a cash signing bonus of $880,000, subject to a one-year clawback provision; and (ii) RSUs with an aggregate grant date fair value of $1,720,000, based on the 30-day VWAP, with 25% of the RSUs vesting on each of January 1, 2023 and January 1, 2024 and 50% of the RSUs vesting on January 1, 2025, in each case, subject to Mr. Singh’s continued employment with the Company through the applicable vesting date.

•Severance. Mr. Singh will be a Tier 2 participant in the Company’s Executive Severance Plan that was previously disclosed and attached to the Company’s Current Report on Form 8-K filed with the SEC on October 12, 2021.

•Clawbacks. Mr. Singh’s incentive compensation will be subject to the Company’s clawback policies applicable to all executive officers of the Company in effect from time to time and applicable law.

The Company will also enter into a standard Indemnity Agreement with Mr. Singh, a form of which was filed with the SEC on February 9, 2021 as Exhibit 10.6 to the Company’s Current Report on Form 8-K. Pursuant to this agreement, subject to the exceptions and limitations provided therein, the Company will indemnify Mr. Singh for obligations he may incur in his capacity as an officer, as authorized by the Company’s restated certificate of incorporation.

The Company is not aware of any arrangement or understanding between Mr. Singh and any other person pursuant to which he was appointed as an officer. Mr. Singh does not have any family relationships with any of the Company’s directors or executive officers or a direct or indirect material interest in any transaction or series of similar transactions that would require disclosure under Item 404(a) of Regulation S-K.

Upon the commencement of Mr. Singh’s employment, Domenic J. Dell’Osso, Jr. will cease to serve as the Company’s Chief Financial Officer, but he will continue to serve as the Company’s President and Chief Executive Officer.

Item 7.01	Regulation FD Disclosure.
On November 30, 2021, the Company issued a press release announcing the appointment of Mr. Singh as Chief Financial Officer of the Company. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information contained in this press release is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit	Description

99.1	Chesapeake Energy Corporation Press Release dated November 30, 2021
104	Cover Page Interactive Data File - The cover page XBRL tags are embedded within the inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION

By:	/s/ BENJAMIN E. RUSS
Benjamin E. Russ
Executive Vice President – General Counsel and Corporate Secretary
Date:   November 30, 2021